UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Duraswitch Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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Duraswitch Industries, Inc.
234 South Extension
Mesa, Arizona 85210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 19, 2004

April 14, 2004

DEAR STOCKHOLDER:

     The Annual Meeting of Stockholders of Duraswitch Industries, Inc. will be held on May 19, 2004, at 2:00 p.m., local time, at our corporate headquarters, 234 South Extension, Mesa, Arizona 85210, for the following purposes:

     1. To elect one Director to serve for a three-year term expiring in 2007 or until a successor has been elected and qualified;

     2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2004; and

     3. To transact other business as may properly come before the meeting.

     Enclosed is a proxy statement that contains more information including how to attend the meeting and different methods you can use to vote.

     Only stockholders of record at the close of business on April 5, 2004, are entitled to receive notice of and to vote at this meeting or any adjournments or postponements of the meeting. The list of stockholders entitled to vote at this meeting will be available at our offices at 234 South Extension, Mesa, Arizona 85210, at least ten days before the meeting for examination by any stockholder.

     Your vote is important. If you cannot attend the meeting in person, we encourage you to sign and return your proxy card or use one of the alternative voting methods to ensure that your vote is counted.

By order of the Board of Directors,

Robert J. Brilon
Chairman, President, Chief Executive Officer,
Chief Financial Officer, Secretary and Treasurer

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL
WHO SHOULD I CALL IF I HAVE QUESTIONS
PROPOSALS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
OPTION VALUES AS OF DECEMBER 31, 2003
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FORM 10-K
OTHER MATTERS
APPENDIX A

Duraswitch Industries, Inc.
234 South Extension
Mesa, Arizona 85210

PROXY STATEMENT

General Information

     The enclosed proxy is solicited on behalf of Duraswitch Industries, Inc., a Nevada corporation, by our Board of Directors for use at the 2004 Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Wednesday, May 19, 2004, or at any adjournment or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. This proxy statement and the accompanying form of proxy were first mailed on or about April 14, 2004 to all stockholders entitled to vote at the meeting.

Stockholders Entitled to Vote

     Holders of shares of our common stock at the close of business on April 5, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any and all adjournments or postponements of the meeting. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. The holders of not less than one-third of the shares entitled to vote at the meeting must be present in person or be represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were issued and outstanding 9,593,673 shares of our common stock.

Who May Attend the Meeting

     If you are a stockholder of record, which means you hold your shares in your name, you may attend the meeting. If you own shares in the name of a bank, broker, or other holder of record, you will need to ask your broker or bank for a copy of the proxy they received from us to attend the meeting.

How to Vote

     If you are a stockholder of record, you may vote by mail, telephone, the Internet, or in person. To vote by mail, sign, date, and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy). If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through most banks and brokers.

Voting Choices

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (a) “for” the election of the director nominee set forth in this proxy statement, and (b) “for” the ratification of the appointment of Deloitte & Touche, LLP as our independent public auditors for the fiscal year ending December 31, 2004.

Changing Your Vote

     You may change your vote at any time before the proxy is exercised. A stockholder can revoke a proxy by:

     (1) Delivering a later-dated proxy,

     (2) Giving written notice to us, or

     (3) Voting by ballot at the meeting.

How Votes are Counted

     An inspector of election will be appointed for the meeting. The inspector of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum. The election inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Cost of this Proxy Solicitation

     We will pay the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of our common stock. We will solicit proxies by mail. Proxies may also be solicited by certain of our Directors and officers by personal interview, telephone, or e-mail without additional compensation.

Annual Report and Other Matters

     Our Annual Report to Stockholders for the year ended December 31, 2003 is included with this mailing of the notice and proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Performance Graph,” “Compensation Committee Report on Executive Compensation,” and “Audit Committee Report” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide upon request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission. Our Form 10-K is also available on our website, www.duraswitch.com. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our corporate secretary at our executive offices set forth in this proxy statement.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of One Director

     Assuming that a quorum is present, the nominee for Director who receives the most votes will be elected. There will be no cumulative voting in the election of Directors.

Proposal 2: Ratification of Appointment of Independent Auditors

     Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock voted will be required to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2004.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

     If you have questions about the Annual Meeting or voting, please call Heather Beshears, Vice President, Corporate Communications at 480.586.3357 or e-mail shareholder@duraswitch.com.

PROPOSALS

PROPOSAL NO. 1 – ELECT ONE DIRECTOR

Number of Directors to be Elected

     Our articles of incorporation and bylaws provide that the number of Directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of Directors is fixed at six and that number of Directors is divided into three classes. Each class has a term of three years and the terms are staggered so that each year, only one class of Directors is elected. Each Director elected will hold office for three years or until his successor is elected and qualified. If any Director resigns or otherwise is unable to complete his term of office, the Board will elect another Director for the remainder of the resigning Director’s term.

     Pursuant to our shareholder agreement with Delphi Corp., Delphi has the option to designate one member of our Board. During 2003, Delphi’s designee, Lothar Veeser, resigned from Delphi Corp. and our Board. Delphi has not designated a new Director to fill the vacancy. We are working in conjunction with Delphi to identify qualified directors to fill the vacancy, including candidates who are qualified under applicable rules and regulations to serve on our Audit Committee.

Vote Required

     The director nominee receiving the highest number of votes cast at the meeting will be elected. There is no cumulative voting in the election of Directors.

Nominee of the Board

     The Board has nominated the following individual for election as a Class 3 Director for a three-year term expiring in 2007 or until his respective successor has been elected and qualified:

Michael Van Zeeland

     This nominee is currently serving on the Board. The nominee has agreed to be named in this proxy statement and to serve if elected. Information regarding the nominee is listed below.

     We know of no reason why the nominee would not be able to serve. However, if Dr. Van Zeeland is unavailable for election, the proxies will vote your shares of common stock to approve the election of any substitute proposed by the Board.

     The proxies will vote in favor of the director nominee unless instructions to the contrary are indicated on the accompanying proxy form.

The Board of Directors recommends a vote FOR the election of the nominee named herein.

Information Regarding the Nominee, the Directors and Executive Officers

     The following biographical description sets forth certain information with respect to the nominee for election as a Class 3 Director at the Annual Meeting, our continuing Directors whose terms expire at our Annual Meetings of Stockholders in 2005 and 2006, and our executive officers, based on information furnished to us by each person.

Class 3 Nominee for Election at 2004 Annual Meeting – Term to Expire 2007

     Michael A. Van Zeeland (29) has served as a Director since May 1997. Dr. Van Zeeland is Post-Doctoral Researcher for General Atomics. From September 1998 to June 2003, Dr. Van Zeeland was a graduate student researcher at UCLA. From January 1998 to September 1998, Dr. Van Zeeland was employed by Duraswitch as an engineering physicist. During the summer of 1997, Dr. Van Zeeland was employed at Arizona State University working on theoretical condensed matter physics. During the summer of 1996, Dr. Van Zeeland worked as an intern at the University of California-Irvine in a program funded by the National Science Foundation to study tokamak plasma physics. From August 1995 to May 1996, Dr. Van Zeeland worked as an intern under the NASA Space Grant Program studying hurricane formation. Dr. Van Zeeland holds Ph.D. and Masters degrees in Physics from UCLA and a B.S. degree in Engineering Physics from the University of Arizona. Dr. Van Zeeland is the son of Anthony Van Zeeland, a Director and Chief Technology Officer.

Class 1 Nominees for Election at 2005 Annual Meeting – Term to Expire 2008

     Robert J. Brilon (43) became Chairman and Chief Executive Officer in 2002 and has served as President and Chief Financial Officer of Duraswitch since November 1998. From May 1997 until November 1998, Mr. Brilon served as a financial and business consultant to Duraswitch. Between January 1997 and November 1998, Mr. Brilon was Chief Financial Officer of Gary Gietz Master Builder, a luxury custom homebuilder. Between April 1995 and December 1996, Mr. Brilon was Corporate Controller for Rental Service Corp., a publicly held industrial equipment rental company. Mr. Brilon holds a B.S. degree in Business Administration from the University of Iowa and is a CPA.

     Anthony J. Van Zeeland (62) became Chief Technology Officer in July 2003 and has served as Director since Duraswitch’s formation in May 1997. Mr. Van Zeeland was previously the Chief Operating Officer and Executive Vice President Engineering. From 1990 to 1997, Mr. Van Zeeland was employed as Vice President of Engineering at DataHand Systems, Inc., a computer keyboard manufacturing company. During the same time period, Mr. Van Zeeland served on the Board of Directors and was Director of Development Engineering of Monopanel Technologies, Inc., a membrane switch manufacturing company. Mr. Van Zeeland holds a B.S. degree in Physics and a Masters of Science in Materials Engineering from the University of Wisconsin. Michael Van Zeeland, Mr. Van Zeeland’s son, also serves as one of our Directors.

Class 2 Nominees for Election at 2006 Annual Meeting – Term to Expire 2009

     John W. Hail (73) has served as an independent Director since March 1999 and serves on the Audit, Compensation and Nominations and Corporate Governance committees. Since 1988, Mr. Hail has served as Chief Executive Officer and Chairman of the Board of Directors of Advantage Marketing Systems, Inc., a publicly held provider of health and beauty products. Mr. Hail also serves on the Board of Directors of Pre-Paid Legal Services, Inc., a publicly held company engaged in the sale of legal services contracts. Mr. Hail received an honorary doctorate degree from Oklahoma City University.

     William E. Peelle (54) has served as an independent Director since May 1999 and serves on the Audit, Compensation and Nominations and Corporate Governance committees. Mr. Peelle founded Peelle Law Offices Co. in 1977 and has practiced law and represented a number of businesses since 1975. Mr. Peelle has also served as the elected prosecuting attorney of Clinton County, Ohio, since 1993. Mr. Peelle has served as counsel or as a member of the board of several community organizations. Mr. Peelle received his J.D. degree from Ohio Northern University, and has a B.S. degree in Business Administration from Ohio State University.

Information Relating to Corporate Governance and the Board of Directors.

     As of January 1, 2004, we qualified and elected to file reports as a small business issuer under the Exchange Act. During November 2003, NASDAQ adopted final regulations related to corporate governance of small business issuers listed on NASDAQ. Accordingly, as of July 31, 2005, a majority of our Board of Directors must be comprised of independent directors, as defined in NASDAQ listing standards, and our audit committee must be comprised of three members, each of whom must be an independent director of our company under NASDAQ rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Currently, two members of our five-member Board of Directors are independent under applicable regulations, and our Audit Committee is comprised of only two members. We intend to comply with such regulations by the July 2005 effective date, and our Nominations and Corporate Governance Committee will be identifying individuals qualified to become board members, including members qualified to serve on our Audit Committee, as further described below.

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee. Each committee is comprised entirely of independent Directors.

     Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.duraswitch.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance committees; our Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

     Audit Committee. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of our company and the audits of our financial statements. The Audit Committee provides assistance to our Board of Directors with respect to its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of our independent auditors. The primary responsibilities of the Audit Committee are set forth in its charter, which is reviewed annually, and includes various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent certified public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit, reviews accounting and financial controls of our company with the independent public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

     The Audit Committee currently consists of Messrs. Hail and Peelle, each of whom is an independent director of our company under NASDAQ rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hail (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. The audit committee held five meetings during fiscal 2003. The full text of the Audit Committee Charter approved by our Board on March 19, 2004, is attached as Appendix A to this proxy statement.

     Compensation Committee. The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our Chief Technology Officer, evaluating their performance in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer and our Chief Technology Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our executive officers, and considers the grant of stock options to our executive officers and other employees under our stock option plans. The Compensation Committee currently consists of Messrs. Hail and Peelle. The Compensation Committee held three meetings during fiscal 2003.

     Nominations and Corporate Governance Committee. The Board recently established a Nominations and Corporate Governance Committee. The committee did not meet in fiscal 2003. The purpose and responsibilities of the Nominations and Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominations and Corporate Governance Committee currently consists of Messrs. Hail and Peelle. The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined by the listing standards of NASDAQ.

Board and Committee Meetings

     In 2003, the Board of Directors held five meetings and Committees of the Board of Directors held a total of eight meetings. Overall attendance at such meetings was 95%. Each Director attended more than 75% of the aggregate of all meetings of the Board of Directors and the Committees on which he served during 2003. Four of the Company’s five directors attended the Company’s Annual Meeting of Stockholders

     Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of Duraswitch Industries, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

Director Compensation

     Employees of our company do not receive compensation for serving as members of our Board of Directors. Directors are reimbursed for reasonable expenses incurred in attending meetings. All non-employee/non-affiliated directors are compensated $250 for each meeting attended, whether in person or telephonically. In addition, all non-employee/non-affiliated directors received semiannual grants of options to purchase 5,000 shares of common stock at exercise prices equal to the fair market value of our common stock on the date of the grant.

EXECUTIVE COMPENSATION

     The table below sets forth total compensation received for services in all capacities to our company for the fiscal years ended December 31, 2003, 2002, and 2001, by our Chief Executive Officer and one other executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 2003.

SUMMARY COMPENSATION TABLE

					Long Term Compensation Awards
		Annual Compensation (1)			Securities Underlying
Name & Principal Position	Year	Salary	Bonus		Options (#) (2)
Robert J. Brilon, Chief Executive Officer, President, Chief Financial Officer (3)	2003	$281,008	$—		75,000
	2002	258,738	—		100,000
	2001	218,474	70,000		50,000

Anthony J. Van Zeeland, Chief Technology Officer (4)	2003	$187,795	$25,000	(5)	—
	2002	227,330	18,000	(5)	—
	2001	201,216	25,000	(5)	—

(1)	The executive officers listed also received personal benefit perquisites, none of which exceeded the lesser of $50,000 or 10% of their aggregate salary and bonus.

(2)	The exercise prices of all stock options granted were equal to or greater than the fair market value of our common stock on the date of grant.

(3)	Mr. Brilon has served as our Chief Executive Officer since 2002 and our President and Chief Financial Officer since 1998.

(4)	Mr. Van Zeeland has served as our Chief Technology Officer since July 1, 2003, and was formerly our Chief Operating Officer and Executive Vice President, Engineering.

(5)	Amount includes patent bonuses related to our agreement to compensate Mr. Van Zeeland for each U.S. or foreign patent granted in his name.

Option Grants

     The following table provides information with respect to stock options granted to our listed executive officers during the fiscal year ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable
Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options	Exercise		Price Appreciation for
	Underlying	Granted to	or Base		Option Term (1)
	Options	Employees in	Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5%	10%
Robert J. Brilon	75,000 (2)	59%	$2.05	12/1/2013	$96,594	$244,787
Anthony J. Van Zeeland	—	—	—	—	—	—

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

(2)	The options vested and became exercisable on 12/30/2003.

Year-End Options Values and Holdings

     The following table sets forth information with respect to options held by the listed officers as of December 31, 2003. None of the listed officers exercised any options during fiscal 2003.

OPTION VALUES AS OF DECEMBER 31, 2003

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money Options
	Options at Fiscal Year-End		at Fiscal Year-End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Brilon	423,471	—	$42,000	$—
Anthony J. Van Zeeland	—	—	—	—

(1)	Calculated based on $1.62, which was the closing price of our common stock as quoted on the NASDAQ SmallCap Market on December 31, 2003, multiplied by the number of applicable shares in-the-money less the total exercise price.

Equity Compensation Plan Information

     The following table sets forth information with respect to shares of our common stock that may be issued upon the exercise of stock options under our 1997 Stock Option Plan, our 1999 Stock Option Plan, our 2000 Stock Option Plan and other warrants held as of December 31, 2003.

(c)
	(a)		Number of Securities
	Number of Securities	(b)	Remaining Available for
	to be Issued Upon	Weighted Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected in
Plan Category	and Rights	and Rights	Column (a))
Equity Compensation Plans Approved by Stockholders	1,042,440	$9.02	59,803
Equity Compensation Plans Not Approved by Stockholders	425,000 (1)	$7.59	—

Total	1,467,440	$8.61	59,803

(1)	Includes a warrant to purchase 225,000 shares that was sold to Delphi Corporation in April 2000. If this warrant is not exercised, it will expire on April 20, 2004. Also includes warrants to purchase 200,000 shares that were granted to the underwriter in connection with our public offering in September 1999. If not exercised, these warrants will expire on August 26, 2004

Employment and Separation Agreements

     Anthony Van Zeeland

     Effective July 2003, we entered into a new employment agreement with Mr. Van Zeeland providing for him to serve as our Chief Technology Officer for a term expiring December 31, 2007. Under the agreement, Mr. Van Zeeland agreed to work a reduced schedule (minimum 1,040 hours per year) and we agreed to pay Mr. Van Zeeland an annual salary of $118,800. In the event Mr. Van Zeeland’s employment is terminated by us without cause, due to a change of control of our company (as defined in the agreement), or in the event of his death or disability, we will pay him his annual salary and benefits through the term of the agreement. In the event Mr. Van Zeeland unilaterally terminates his employment, we will pay him his base salary and benefits through the date of termination. The agreement also contains provisions prohibiting Mr. Van Zeeland from competing with us for a period of one year following termination of his employment, taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

     We also agreed to pay Mr. Van Zeeland a bonus of $5,000 for each U.S. patent and $1,000 for each foreign patent issued in his name as inventor or co-inventor, with a maximum of $20,000 during any fiscal year. Mr. Van Zeeland has assigned these patents and will assign future patents to the Company.

     Robert J. Brilon

     During March 2004, we extended the term of Mr. Brilon’s employment agreement for one year through April 2005. Mr. Brilon is serving as our Chief Executive Officer, President, and Chief Financial Officer. Under the agreement which was initiated in November 1998, we agreed to pay Mr. Brilon an annual salary and an annual profit incentive bonus equal to 5% of our net income before income taxes, goodwill amortization, and other non-cash charges during the relevant fiscal year. The term of the profit incentive portion of his agreement was also extended one year through December 31, 2005. We also provide Mr. Brilon with full medical benefits and an automobile allowance of $700 per month plus expenses. In the event Mr. Brilon’s employment is terminated by us for any reason other than Mr. Brilon’s breach of the agreement, a change of control of our company, or a termination for cause, we will pay Mr. Brilon an amount equal to two times his annual salary during the two-year period following his termination. During that period and continuing until Mr. Brilon finds alternate employment or he reaches age 65, we agreed to pay him family medical and dental benefits. All unvested stock options held by Mr. Brilon on the date of termination would vest and become immediately exercisable. In the event Mr. Brilon’s employment is terminated by reason of his death, disability, for cause, or if he unilaterally terminates his employment, we agreed to pay Mr. Brilon his base salary and benefits for a one-year period following the date of termination. In the event of a change of control of our company (as defined in the agreement), Mr. Brilon will receive an amount equal to 2.99 times his base salary payable in a lump sum on the closing date of the change of control. All unvested stock options held by Mr. Brilon as of the effective date of the change of control will vest and become immediately exercisable. In the event of a merger or acquisition, including any merger or acquisition of our company that occurs within 12 months of our termination of Mr. Brilon’s employment, Mr. Brilon will be entitled to receive an incentive bonus equal to 5% of the gross consideration given by the acquiring third party.

     The agreement also contains provisions prohibiting Mr. Brilon from competing with us for a period of two years following termination of his employment, taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

PERFORMANCE GRAPH

     The following line graph compares cumulative total stockholder returns for (a) our common stock, (b) the NASDAQ Stock Market – U.S. Index, and (c) the NASDAQ Electronic Components Industry Index. The graph assumes an investment of $100 in our common stock on December 31, 1998, and an investment in each of the NASDAQ Stock Market – U.S. Index and the NASDAQ Electronic Components Industry Index of $100 on December 31, 1998. The graph covers the period from December 31, 1998 through December 31, 2003.

     The calculation of cumulative stockholder return for the NASDAQ Stock Market – U.S. Index and the NASDAQ Electronic Components Industry Index includes reinvestment of dividends. The calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
DSWT common stock	100.00	87.65	142.03	110.38	12.34	21.04
NASDAQ Stock Market — US Index	100.00	185.43	111.83	88.77	61.37	91.75
NASDAQ Electronic Components Index	100.00	185.99	152.85	104.43	55.92	107.60

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

General

     The Compensation Committee of the Board of Directors is comprised of Messrs. Hail and Peelle. The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our Chief Technology Officer, evaluating their performance in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer and our Chief Technology Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our other executive officers, and considers the grant of stock options to our executive officers under our stock option plans. The Compensation Committee currently consists of Messrs. Hail and Peelle.

Compensation Philosophy and Objectives

     The Company’s compensation programs are designed to enable it to attract, retain and motivate talented executives who will contribute to its long-term success. Through the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs to further these goals. Annual base salaries are generally set at levels that take into account both competitive and performance factors. The Company also relies on longer-range incentive compensation to attract and motivate executives. Annual incentive compensation is variable and closely tied to corporate performance to encourage profitability, growth and the enhancement of stockholder value.

     During fiscal 2003, executive compensation included base salary, longer-term equity incentives, an auto allowance, and certain benefits generally available to Duraswitch employees.

     Base Salary and Bonus: The Compensation Committee fixes the annual base salaries of the Chief Executive Officer/President/Chief Financial Officer and Chief Technology Officer. Base salary targets and adjustments are based on the responsibilities, scope and complexity of each position and each officer’s past performance and expected future contribution. In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, including licensee and customer growth, technology development, alliances and other factors, as well as developing management employees and exercising leadership. The Compensation Committee believes that executive officer base salaries for 2003 were reasonable as compared to amounts paid to executives with similar skills and experience at comparable companies.

     During fiscal 2003, we did not authorize any increase in the annual salary of the Chief Executive Officer/ President/Chief Financial Officer or the Chief Technology Officer.

     Incentive Opportunities: The Company maintains long-term incentive opportunities to reward management and key employees for company-wide and individual performance. These levels of performance include, but are not limited to: stock performance, sales growth, earnings growth, patent awards, productivity and quality management.

     Equity Incentives: The 1997, 1999 and 2000 Stock Option Plans are long-term plans designed to link executive rewards with stockholder value over time. Individual grants are made from time to time, and vary with performance. In determining the size of the option grant, the Committee takes into account the executive’s position and level of responsibility, the executive’s existing stock and option holdings, and the potential reward to the officer and competitiveness of current compensation arrangements. During 2003, we granted to Mr. Brilon options to purchase 75,000 shares of our common stock at an exercise price of $2.05 per share.

Compliance with Internal Revenue Code Section 162(m)

     The Compensation Committee has reviewed the Company’s compensation plans with regard to the deduction limitations under Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction to a public company for compensation over $1 million paid to the Company’s Chief Executive Officer and any of the Company’s four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. None of our executive officers earned compensation in excess of $1 million during fiscal 2003.

March 25, 2004

RESPECTFULLY SUBMITTED,

John W. Hail, Chairman
William E. Peelle

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2003, our Compensation Committee consisted of Messrs. Hail and Peelle. None of these committee members had any contractual or other relationships with our company during such fiscal year except as Directors.

AUDIT COMMITTEE REPORT

General

     The Board of Directors has appointed an Audit Committee consisting of two directors. All of the members of the committee are “independent” of our company and management, as independence is defined in applicable listing standards of NASDAQ and the applicable rules of the Securities and Exchange Commission.

     Pursuant to our shareholder agreement with Delphi Corp., Delphi has the option to designate one member of our Board. Delphi designated Lothar Veeser effective March 1, 2002, and he served as a member of our Audit Committee. During 2003, Mr. Veeser resigned from Delphi Corp. and as a member of our Board. Delphi has not designated a new director to fill that vacancy. We are working in conjunction with Delphi to identify qualified directors to fill the vacancy, including candidates who are qualified under applicable rules and regulations to serve on our Audit Committee. Pursuant to new NASDAQ rules, effective July 31, 2005, our Audit committee must be comprised of three members, each of whom must be an independent director of our company under NASDAQ rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Currently, our Audit Committee is comprised of only two members, and we have no other directors who are deemed to be “independent” under NASDAQ rules or otherwise qualified to serve as a member of our Audit Committee. We intend to comply with the new regulations by the July 2005 effective date, and our Nominations and Corporate Governance Committee will be identifying individuals qualified to become board members, including members qualified to serve on our Audit Committee.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing, and financial reporting practices. During fiscal 2003, the Committee met five times and discussed the interim financial information contained in each quarterly earnings announcement and Annual Report on Form 10-K with the Chief Financial Officer, Vice President, Finance and Administration and independent auditors prior to public release.

Audit Committee Philosophy and Objectives

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also reviewed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, “Communication with Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees” of Regulation S-X, and, with management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

     The Committee reviewed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors. The Board concurred and has submitted such recommendation to stockholders for ratification.

     Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and amended rules of NASDAQ. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement.

March 25, 2004

RESPECTFULLY SUBMITTED,

William E. Peelle, Chairman
John W. Hail

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

     The following table sets forth, as of the record date, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than 5% of such stock, (b) each of our Directors, (c) each of the officers listed in the Summary Compensation Table in the section entitled “Executive Compensation”, and (d) all our Directors and executive officers as a group. The address of each officer and Director listed below is c/o Duraswitch Industries, Inc., 234 South Extension, Mesa, Arizona 85210.

     Unless otherwise indicated, the persons below have sole voting and investment power with respect to the number of shares set forth opposite their names. The percentages shown are calculated based upon 9,593,673 shares of common stock outstanding on April 5, 2004. The numbers and percentages shown include the shares of common stock actually owned as of April 5, 2004 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of April 5, 2004, upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

Name of Beneficial Owner	Number of Shares		Percent
Directors and Executive Officers:
Anthony J. Van Zeeland	956,102		10.0%
Robert J. Brilon	423,497	(1)	4.2%
William E. Peelle	55,864	(2)	0.6%
Michael A. Van Zeeland	55,589	(2)	0.6%
John W. Hail	50,625	(3)	0.5%
All directors and officers as a group (five persons)	1,541,677		15.2%

5% Stockholders:
Delphi Corp.	1,876,846	(4)	19.1%
Royce & Associates LLC	1,271,900	(5)	13.3%
R. Terren Dunlap	650,295	(6)	6.8%

(1)	Includes 423,471 shares of common stock issuable upon exercise of stock options.

(2)	Includes 45,000 shares of common stock issuable upon exercise of stock options.

(3)	Includes 3,742 shares owned by TVC, Inc., of which John W. Hail is the majority shareholder and 45,000 shares of common stock issuable upon exercise of stock options.

(4)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13D dated June 23, 2000, as filed with the Securities and Exchange Commission. Also includes warrants to purchase 225,000 shares of common stock. The principal business office of Delphi Corporation is located at 5725 Delphi Drive, Troy, Michigan 48098.

(5)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13G dated February 2, 2004, as filed with the Securities and Exchange Commission. The principal business office of Royce & Associates, LLC is located at 1414 Avenue of the Americas, New York, New York 10019.

(6)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13G dated February 6, 2004, as filed with the Securities and Exchange Commission. The principal address of the named stockholder is c/o Duraswitch, 234 South Extension, Mesa, Arizona 85210.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and Directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by Exchange Act regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on the review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for such persons, we believe that during the fiscal year ended December 31, 2003, our officers, Directors, and greater than 10% beneficial owners have complied with all filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2000, we entered into a license agreement with Delphi that gives Delphi the exclusive right to utilize and manufacture our patented switch technologies for the automotive industry. In connection with the license agreement, we also issued to Delphi warrants to purchase 225,000 shares of our common stock at an exercise price of $7.00 per share and a short-term option to purchase 1,651,846 shares of common stock at an exercise price of $7.00 per share. In exchange, Delphi paid us a non-refundable payment of $4.0 million and agreed to pay a royalty fee for each switch sold by Delphi. The initial term of the exclusive license agreement is seven years. The agreement also requires Delphi to make minimum royalty payments, beginning July 1, 2004, totaling $12.0 million during 2004-2007. The first $1 million minimum royalty payment is earned effective June 30, 2004 and is due on July 1, 2004. Subsequent payments are due as follows: $2 million on July 1, 2005; $3 million on July 1, 2006; and $6 million on July 1, 2007. Delphi can maintain exclusivity for the automotive industry through June 30, 2012 by making additional minimum annual royalty payments during that period. After June 30, 2012 either party may convert the agreement to a non-exclusive agreement through 2020. As part of the equity acquisition, we granted Delphi the right to designate one member of our Board of Directors. During 2003, the Delphi representative resigned from the Board.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     We have appointed Deloitte & Touche LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2004, and recommend that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Deloitte & Touche, LLP will attend the meeting, will be afforded an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Deloitte & Touche LLP has advised us that neither the firm, nor any member of the firm has any financial interest, direct or indirect, in any capacity in our company.

     Aggregate fees billed to our company for the fiscal years ended December 31, 2003 and 2002 by our principal accounting firm, Deloitte & Touche LLP, are as follows:

	2003	2002
Audit Fees	$72,000	$67,460
Audit-Related Fees	1,250	3,000
Tax Fees	20,022	22,084
All Other Fees	2,600	380

Audit Committee Pre-Approval Policies

     The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

     Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

     All of the services provided by Deloitte & Touche LLP described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

     The proxies will vote in favor of ratifying the appointment of Deloitte & Touche LLP unless instructions to the contrary are indicated on the accompanying proxy form.

The Board of Directors recommends a vote FOR Proposal No. 2.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received on or before December 10, 2004, in order for the proposals to be eligible for inclusion in our proxy statement and proxy relating to the meeting. Additionally, if a stockholder wishes to present to us an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, the stockholder must give timely notice to us and give a brief description of the business desired to be discussed. To be timely for the 2005 Annual Meeting, our bylaws require that such notice must have been delivered to or mailed to and received by us no less than 60 and no more than 90 days prior to the 2005 Annual Meeting. If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before our 2005 Annual Meeting, stockholders may submit items for consideration as agenda items until 5:00 p.m. on the 15th day after the public disclosure or notice. These proposals should be sent to our Corporate Secretary by fax 480.586.3378 or by mail to Corporate Secretary, Duraswitch Industries, Inc., 234 South Extension, Mesa, Arizona 85210.

     Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission and the procedures set forth in our bylaws.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2005, except in circumstances where we receive notice of the proposed matter no later than February 16, 2005, and the proponent complies with the other requirements set forth in Rule 14a-4.

FORM 10-K

     Duraswitch filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about March 29, 2004. Stockholders may obtain a free copy of this report by writing to Investor Relations, Duraswitch Industries, Inc., 234 South Extension, Mesa, Arizona 85210, via e-mail to shareholder@duraswitch.com, or access the Company’s website at www.duraswitch.com.

OTHER MATTERS

     We do not know of any other items that will be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, intend to vote the shares they represent as the Board of Directors may recommend.

Dated: April 14, 2004

APPENDIX A

DURASWITCH INDUSTRIES, INC. (the “Company”)
AUDIT COMMITTEE CHARTER

Purpose

     The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of the following:

(a)	The integrity of the Company’s financial statements.

(b)	The Company’s compliance with legal and regulatory requirements.

(c)	The independent auditor’s qualifications and independence.

(d)	The performance of the Company’s internal audit function, if any, and independent auditor.

3.	To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

     The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.

     Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market may serve as a member of the Committee, subject to the following:

•	the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee, does not accept any consulting, advisory, or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company;

•	the director is not a current officer or employee of the Company or a family member of such officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•	the Company discloses in the next annual proxy statement subsequent to such determination (or the Form 10-K if an annual proxy statement is not filed), the nature of the relationship and the reasons for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

     No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

     All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member either must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) or be an “audit committee financial expert” under the requirements of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

     All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

     As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee shall be given full access to the Company’s internal auditor, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

     Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

3.	Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.	Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

7.	Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.	To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9.	Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a)	At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b)	Ensure the rotation of the lead (or coordinating) audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(c)	Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulations S-X.

(d)	Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

12.	In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

13.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19.	Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Unless specifically delegated by the Board of Directors to the Compensation Committee of the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by the Company.

23.	Review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors.

Reports

24.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

25.	Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

26.	The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

DURASWITCH INDUSTRIES, INC.
234 SOUTH EXTENSION ROAD
MESA, AZ 85210-8427

DURASWITCH INDUSTRIES, INC.

Annual Meeting of Stockholders – May 19, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Duraswitch Industries, Inc. (the “Company”) hereby appoints Robert J. Brilon and Deborah W. Moore, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held on May 19, 2004, at the Company’s offices, 234 South Extension, Mesa, AZ 85210 at 2:00 p.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

PLEASE FILL IN, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DURASWITCH INDUSTRIES, INC.

Vote On Directors

1.	ELECTION OF DIRECTOR.
	Nominee:	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” And write the nominee’s number on the line below.
	01) Michael Van Zeeland	☐	☐	☐

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR, FOR THE PROPOSALS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Vote On Proposal

		For	Against	Abstain
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.	☐	☐	☐

3.	DISCRETION FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Please sign your name as it appears on the stock certificates. When signing as an executor, administrator, trustee, guardian or attorney, please give full title as such. All joint owners should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date